As filed with the Securities and Exchange Commission on May 13, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 13, 2019
BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina 28255
(Address of principal executive offices)

(704) 386-5681
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BAC	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of Floating Rate Non-Cumulative Preferred Stock, Series E	BAC PrE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.625% Non-Cumulative Preferred Stock, Series W	BAC PrW	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.500% Non-Cumulative Preferred Stock, Series Y	BAC PrY	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.200% Non-Cumulative Preferred Stock, Series CC	BAC PrC	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.000% Non-Cumulative Preferred Stock, Series EE	BAC PrA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 6.000% Non-Cumulative Preferred Stock, Series GG	BAC PrB	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.875% Non-Cumulative Preferred Stock, Series HH	BAC PrK	New York Stock Exchange
7.25% Non-Cumulative Perpetual Convertible Preferred Stock, Series L	BAC PrL	New York Stock Exchange
Depositary Shares, each representing a 1/1,200th interest in a share of Bank of America Corporation Floating Rate Non-Cumulative Preferred Stock, Series 1	BML PrG	New York Stock Exchange
Depositary Shares, each representing a 1/1,200th interest in a share of Bank of America Corporation Floating Rate Non-Cumulative Preferred Stock, Series 2	BML PrH	New York Stock Exchange
Depositary Shares, each representing a 1/1,200th interest in a share of Bank of America Corporation Floating Rate Non-Cumulative Preferred Stock, Series 4	BML PrJ	New York Stock Exchange
Depositary Shares, each representing a 1/1,200th interest in a share of Bank of America Corporation Floating Rate Non-Cumulative Preferred Stock, Series 5	BML PrL	New York Stock Exchange
Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIII (and the guarantee related thereto)	BAC/PF	New York Stock Exchange
5.63% Fixed to Floating Rate Preferred Hybrid Income Term Securities of BAC Capital Trust XIV (and the guarantee related thereto)	BAC/PG	New York Stock Exchange
Income Capital Obligation Notes initially due December 15, 2066 of Bank of America Corporation	MER PrK	New York Stock Exchange
Senior Medium-Term Notes, Series A, Step Up Callable Notes, due November 28, 2031 of BofA Finance LLC (and the guarantee of the Registrant with respect thereto)	BAC/31B	New York Stock Exchange

ITEM 8.01.    Other Events.
Effective May 13, 2019, the U.S. brokerage operations of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), an indirect wholly-owned subsidiary of Bank of America Corporation (“BAC”), have been reorganized into two separate legal entities (the “Reorganization”). In the Reorganization, BofA Securities, Inc., a Delaware corporation formed on September 1, 2015 (“BofA Securities”), will be the new legal entity providing institutional services that were previously provided by MLPF&S. As such, the institutional services previously provided by MLPF&S, including, but not limited to, acting as an underwriter, selling agent, calculation agent, quotation agent or other agent, in connection with the offering and sale of securities of BAC or certain of its subsidiaries, including BofA Finance LLC (“BofA Finance”), will now be provided by BofA Securities. Retail broker-dealer services will continue to be provided by MLPF&S.
In connection with the Reorganization, effective on May 13, 2019, MLPF&S has assigned to BofA Securities, and BofA Securities has assumed, all of the rights and obligations of MLPF&S (a) as selling agent or agent under the distribution agreement or selling agent agreement, as the case may be, for the securities offering programs under which BAC issues its Senior and Subordinated Medium-Term Notes, Series N (the “Series N MTN Program”) and its Senior and Subordinated InterNotes® (the “InterNotes® Program”), and BofA Finance issues its Senior Medium-Term Notes, Series A (the “Series A Program” and together with the Series N Program and the InterNotes® Program, the “SEC-Registered MTN Programs”) and (b) under any other similar agreement pursuant to which MLPF&S acts as selling agent or initial purchaser in connection with the offer and sale of securities by BAC or any of its subsidiaries that are exempt from or not subject to registration under the Securities Act of 1933, as amended.
A copy of the Assignment and Assumption Agreement between MLPF&S and BofA Securities with respect to the SEC-Registered MTN Programs is attached hereto as Exhibit 1.1.
BofA Securities (formerly known as BofAML Securities, Inc.), an indirect wholly-owned subsidiary of BAC and an affiliate of BofA Finance, is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). The registration of BofA Securities as a broker-dealer was filed with the Securities and Exchange Commission on April 29, 2016, and became effective on January 23, 2018. The new member application for BofA Securities was filed with FINRA on August 15, 2016, and became effective on January 23, 2018.
Unless otherwise disclosed, BAC will receive the net proceeds of any offering of its securities in which BofA Securities participates as an underwriter, dealer or agent, and in the case of an offering of securities of BofA Finance, BofA Finance will receive the net proceeds of any offering of its securities in which BofA Securities participates as an underwriter, dealer or agent.
ITEM 9.01.     Financial Statements and Exhibits.

BAC has filed a Registration Statement on Form S-3 (Registration No. 333-224523, effective June 29, 2018) (the “BAC Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), registering the offer and sale of, among other securities, BAC’s Medium-Term Notes, Series N and BAC’s InterNotes®. BofA Finance and BAC have filed a Registration Statement on Form S-3 (Registration Nos. 333-213265 and 333-213265-01, effective November 4, 2016) (the “BofA Finance Registration Statement”) under the Securities Act, registering the offering of, among other securities, BofA Finance’s Medium Term Notes, Series A. A copy of the Assignment and Assumption Agreement relating to the distribution or selling agent agreements for the SEC-Registered MTN Programs filed as exhibits to these Registration Statements is being filed as Exhibit 1.1 to this report.

(d) Exhibits.

The following exhibit is filed herewith and is incorporated by reference into the BAC Registration Statement (No. 333-224523) and the BofA Finance Registration Statement (Nos. 333-213265 and 333-213265-01) as an exhibit to each such Registration Statement.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Assignment and Assumption Agreement between MLPF&S and BofA Securities dated May 10, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Ross E. Jeffries, Jr.
Name:	Ross E. Jeffries, Jr.
Title:	Deputy General Counsel and Corporate Secretary

Dated: May 13, 2019

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